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                                                                      Exhibit 23



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Fastenal Company:


We consent to the use of our reports incorporated herein by reference.




                                            /s/ KPMG Peat Marwick LLP
                                            KPMG Peat Marwick LLP






Minneapolis, Minnesota
May 10, 1998